SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 28, 2004

Archstone-Smith Operating Trust

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-10272 (Commission File Number)	74-6056896 (I.R.S. Employer Identification No.)

9200 E. Panorama, Suite 400	80112
(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Form of Second Supplemental Indenture
Form of Global Note for 5.625%

Item 5. Other Events.

     On July 28, 2004, the Registrant entered into an underwriting agreement relating to the sale of its senior unsecured indebtedness. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(c) Exhibits.

Exhibit No.	Document Description
1	Underwriting Agreement dated July 28, 2004

4.1	Form of Second Supplemental Indenture between Archstone-Smith Operating Trust and U.S. Bank National Association, as successor trustee

4.2	Form of Global Note for 5.625% Notes due 2014

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST
Dated: July 29, 2004	By:	/s/ Jack R. Callison, Jr.
		Name:	Jack R. Callison, Jr.
		Title:	Group Vice President

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EXHIBIT INDEX

Exhibit No.	Document Description
1	Underwriting Agreement dated July 28, 2004

4.1	Form of Second Supplemental Indenture between Archstone-Smith Operating Trust and U.S. Bank National Association, as successor trustee

4.2	Form of Global Note for 5.625% Notes due 2014